UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2005

DANIELSON HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Lane Road Fairfield, New Jersey	07004

(Address of principal executive offices) (Zip Code)

(973) 882-9000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

     This Form 8-K/A amends the Form 8-K filed on April 7, 2005 (the “Original Filing”) by Danielson Holding Corporation (“Danielson”) in connection with the acquisition of all of the outstanding stock of American Ref-Fuel Holdings Corp. (“Ref-Fuel”). This amendment is being filed to: (i) amend Exhibit 99.1 of the Original Filing in response to comments from the Securities and Exchange Commission as well as to update the information therein to March 31, 2005; and (ii) amend Exhibit 99.2 to provide unaudited consolidated statements of operations, balance sheets, statements of stockholders’ equity and statements of cash flows for Ref-Fuel and Subsidiaries, as of March 31, 2005 and for the three months then ended.

Item 8.01. Other Events.

     In connection with the agreement by Danielson to acquire all of the outstanding stock of Ref-Fuel, Danielson is filing the following (1) Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2004 and as of and for the three months ended March 31, 2005 based on the historical financial statements of Danielson, Covanta Energy Corporation (“Covanta”), Ref-Fuel and Ref-Fuel Holdings LLC and gives effect to the acquisition of Covanta and the proposed acquisition of Ref-Fuel and the related financings, which are attached as Exhibit 99.3 hereto and incorporated herein by reference, and (2) Unaudited Consolidated Financial Statements for Ref-Fuel and Subsidiaries, as of March 31, 2005 and December 31, 2004 and for the three months ended March 31, 2005 and March 31, 2004, which are attached as Exhibit 99.4 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Unaudited Consolidated Financial Statements for Ref-Fuel and Subsidiaries as of March 31, 2005 and December 31, 2004 and for the three months ended March 31, 2005 and March 31, 2004 are attached hereto as Exhibit 99.4.

(b)	Pro Forma Financial Information – Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2004 and as of and for the three months ended March 31, 2005 based on the historical financial statements of Danielson, Covanta, Ref-Fuel and Ref-Fuel Holdings LLC are attached hereto as Exhibit 99.3.

(c)	Exhibits -

Exhibit No.	Exhibit
23.1	Consent of Independent Registered Public Accounting Firm of American Ref-Fuel Holdings Corp. and Subsidiaries dated April 5, 2005 by PricewaterhouseCoopers LLP for their report dated March 15, 2005.*

23.2	Consent of Independent Registered Public Accounting Firm of American Ref-Fuel Holdings Corp. and Subsidiaries dated April 5, 2005 by PricewaterhouseCoopers LLP for their report dated June 30, 2004.*

23.3	Consent of Independent Registered Public Accounting Firm of American Ref-Fuel Holdings Corp. and Subsidiaries dated April 5, 2005 by KPMG LLP.*

23.4	Consent of Independent Registered Public Accounting Firm of Ref-Fuel Holdings LLC and Subsidiaries dated April 5, 2005 by PricewaterhouseCoopers LLP for their report dated March 15, 2005.*

23.5	Consent of Independent Registered Public Accounting Firm of Ref-Fuel Holdings LLC and Subsidiaries dated April 5, 2005 by PricewaterhouseCoopers LLP for their report dated March 29, 2004.*

99.2	Consolidated Financial Statements for Ref-Fuel and Subsidiaries and Ref-Fuel Holdings LLC and Subsidiaries as of December 31, 2004 and 2003 and for the year ended December 31, 2004, the period from December 12, 2003 through December 31, 2003 and the period from January 1, 2003 through December 12, 2003 and the year ended December 31, 2002.*

99.3	Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2004 and as of and for the three months ended March 31, 2005 based on the historical financial statements of Danielson, Covanta, Ref-Fuel and Ref-Fuel Holdings LLC.

99.4	Unaudited Consolidated Financial Statements for Ref-Fuel and Subsidiaries as of March 31, 2005 and December 31, 2004 and for the three months ended March 31, 2005 and March 31, 2004.

*Previously filed as an exhibit to Danielson’s Form 8-K filed on April 7, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 11, 2005

DANIELSON HOLDING CORPORATION
(Registrant)

By: /s/ Craig D. Abolt

Name: Craig D. Abolt
Title:   Senior Vice President and Chief Financial Officer

DANIELSON HOLDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit
99.3	Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2004 and as of and for the three months ended March 31, 2005 based on the historical financial statements of Danielson, Covanta, Ref-Fuel and Ref-Fuel Holdings LLC.

99.4	Unaudited Consolidated Financial Statements for Ref-Fuel and Subsidiaries as of March 31, 2005 and December 31, 2004 and for the three months ended March 31, 2005 and March 31, 2004.